Exhibit 10.3.5

EXECUTION COPY

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

This AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT (this “Amendment”), dated as of June 18, 2018, is among RPM FUNDING CORPORATION, a Delaware corporation (“Buyer”), and each of the entities listed on the signature pages hereto as an “Originator” (each, an “Originator”; and collectively, the “Originators”).

RECITALS

1.    Buyer and the Originators are parties to that certain Second Amended and Restated Receivables Sale Agreement, dated as of May 9, 2014 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).

2.    Concurrently herewith, Buyer, RPM International Inc., Wells Fargo National Association, PNC Bank, National Association and PNC Capital Markets LLC are entering into that certain Amendment No. 3 to Amended and Restated Receivables Purchase Agreement, dated as of the date hereof (the “RPA Amendment”).

3.    Buyer and the Originators desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.    Amendment to the Agreement. The definition of “Excluded Receivable” set forth in Exhibit I to the Agreement is hereby amended and restated as follows:

“Excluded Receivable” means any account or other right to payment arising from the sale of goods or the rendering of services by Rust-Oleum Corporation and the Obligor of which is either (i) Lowe’s Companies, Inc. or its Subsidiaries or (ii) Advance Stores Company, Incorporated or its Subsidiaries.

SECTION 2.    Representations and Warranties. Each of the Originators and Buyer hereby represents and warrants to each other, the Purchasers and the Administrative Agent as follows:

(a)    Representations and Warranties. The representations and warranties made by it in the Transaction Documents (including the Agreement, as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)    Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate or limited liability company powers, as applicable, and have been duly authorized by all necessary action on its part.

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This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their terms.

(c)    No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Amortization Event, Potential Amortization Event, Termination Event or Potential Termination Event exists or shall exist.

SECTION 3.    Conditions to Effectiveness. This Amendment shall become effective as of the date hereof subject to the satisfaction of each of the following conditions precedent:

(a)    receipt by the Administrative Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and

(b)    receipt by the Administrative Agent of such other documents and instruments as the Administrative Agent may reasonably request prior to the date hereof.

SECTION 4.    Authorization to File Financing Statements. Upon the date hereof, the Originators and the Buyer hereby authorize the Administrative Agent to file (at the expense of the Buyer) one or more UCC-3 amendments in the form of Exhibit A hereto amending the UCC-1 financing statements identified on Exhibit B hereto.

SECTION 5.    Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Sale Agreement”, “the Second Amended and Restated Receivables Sale Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

SECTION 6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 7.    CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).

SECTION 8.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY THE ORIGINATORS

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PURSUANT TO THE AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

SECTION 9.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

SECTION 10.    Transaction Document. This Amendment shall constitute a Transaction Document.

SECTION 11.    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 12.    Ratification. After giving effect to this Amendment and the transactions contemplated hereby, all of the provisions of the Performance Undertaking shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Undertaking and acknowledges that the Performance Undertaking has continued and shall continue in full force and effect in accordance with its terms.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ORIGINATORS

DAP PRODUCTS INC.
DRI-EAZ PRODUCTS, INC.
KIRKER ENTERPRISES, INC.
RUST-OLEUM CORPORATION
SAPPHIRE SCIENTIFIC INC.
TREMCO INCORPORATED
THE EUCLID CHEMICAL COMPANY
WEATHERPROOFING TECHNOLOGIES, INC.
TREMCO BARRIER SOLUTIONS, INC.

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Secretary

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RPM FUNDING CORPORATION

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Secretary

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Consented and Agreed:

RPM INTERNATIONAL INC.,

as Servicer and as Performance Guarantor

By: /s/ Edward W. Moore
Name: Edward W. Moore
Title: Senior Vice President and General Counsel

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WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Purchaser

By: /s/ Eero Maki
Name: Eero Maki
Title: Managing Director

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PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser and as Administrative Agent

By: /s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

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